UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2008

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth below in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 8.01.	Other Events.

On August 20, 2008, A4 Realty, LLC (“A4”), a wholly-owned indirect subsidiary of Allscripts Healthcare Solutions, Inc. (“Allscripts”), entered into a Contract of Purchase and Sale (the “Sale Agreement”) with Gingko Square Associates, LLC (“Buyer”) and Surety Title Company, pursuant to which A4 has agreed to sell to Buyer its property located in the City of Cary, North Carolina located at 5501 Dillard Drive (the “Cary Sale”). The purchase price for the Cary Sale is $7,250,000. The Cary Sale also includes all property management, maintenance and service contracts related to the Cary property.

Pursuant to the Sale Agreement, Buyer has a period of sixty (60) days to investigate and examine the property and may, for any reason during such examination period, terminate the Sale Agreement and have the escrow deposit returned to Buyer. The closing of the Cary Sale is expected to occur thirty (30) days after the expiration of such examination period, provided, that the closing of the Cary Sale is conditioned upon the closing of the pending transactions involving Allscripts and Misys plc having occurred or been waived as a condition by A4. The Cary Sale is also subject to customary closing conditions for a contract of this type and includes customary representations and warranties made by A4.

A copy of the Sale Agreement is attached to, and is incorporated by reference into, this Current Report on Form 8-K as Exhibit 10.1. The foregoing description of the Sale Agreement is qualified in its entirety by reference to the full text of the Sale Agreement.

The summary disclosure above is being furnished to provide information regarding certain of the terms of the Sale Agreement. No representation, warranty, covenant or agreement described in the summary disclosure or contained in the Sale Agreement is, or should be construed as, a representation or warranty by Allscripts to any investor or covenant or agreement of Allscripts with any investor. The representations, warranties, covenants and agreements contained in the Sale Agreement are solely for the benefit of the parties named or specified therein, may be subject to standards of materiality that differ from those that are applicable to investors and may be qualified by disclosures between the parties.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.
Exhibit 10.1	Contract of Purchase and Sale made and entered into on August 20, 2008 by and between A4 Realty, LLC, Gingko Square Associates, LLC and Surety Title Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: August 29, 2008	By:	/s/ Bill Davis
Bill Davis
Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.
Exhibit 10.1	Contract of Purchase and Sale made and entered into on August 20, 2008 by and between A4 Realty, LLC, Gingko Square Associates, LLC and Surety Title Company